EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Apr-05                                                          30-Apr-05

   Distribution Date:       BMW Vehicle Owner Trust 2005-A             Period #
   25-May-05                ------------------------------                    2

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
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   Balances
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                                                                                Initial        Period End
      Receivables                                                        $1,500,000,024    $1,395,279,908
      Reserve Account                                                        $7,194,411        $7,194,411
      Yield Supplement Overcollateralization                                $61,117,886       $56,928,869
      Overcollateralization                                                        $137        $3,349,394
      Class A-1 Notes                                                      $324,000,000      $220,119,645
      Class A-2 Notes                                                      $457,000,000      $457,000,000
      Class A-3 Notes                                                      $361,000,000      $361,000,000
      Class A-4 Notes                                                      $264,507,000      $264,507,000
      Class B Notes                                                         $32,375,000       $32,375,000

   Current Collection Period
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      Beginning Receivables Outstanding                                  $1,445,177,948
      Collections
         Principal Collections
             Receipts of Scheduled Principal                                $31,832,074
             Receipts of Pre-Paid Principal                                 $18,065,966
             Liquidation Proceeds                                                    $0
             Principal Balance Allocable to Gross Charge-offs                        $0
         Total Principal Reduction                                          $49,898,040

         Interest Collections
             Receipts of Interest                                            $5,114,794
             Servicer Advances                                                 $170,428
             Reimbursement of Previous Servicer Advances                             $0
             Accrued Interest on Purchased Receivables                               $0
             Recoveries                                                              $0
             Net Investment Earnings                                            $16,408
         Total Interest Collections                                          $5,301,630

      Total Collections                                                     $55,199,670

      Ending Receivables Outstanding                                     $1,395,279,908

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                   $86,280
      Current Period Servicer Advance                                          $170,428
      Current Reimbursement of Previous Servicer Advance                             $0
      Ending Period Unreimbursed Previous Servicer Advances                    $256,708

   Collection Account
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      Deposits to Collection Account                                        $55,199,670

      Distribution Amounts Due
         Servicing Fees Due                                                  $1,204,315
         Class A Noteholder Interest Distribution Due                        $4,234,581
         First Priority Principal Distribution Due                          $13,916,862
         Class B Noteholder Interest Distribution Due                          $119,518
         Second Priority Principal Distribution Due                         $32,375,000
         Reserve Account Deposit Due                                                 $0
         Regular Principal Distribution Due                                 $16,226,732
         Unpaid Trustee Fees Due                                                     $0

         Amounts Paid to the Servicer                                        $1,204,315
         Amounts Deposited into Note Distribution Account                   $53,995,355
         Amounts Deposited into Reserve Account                                      $0
         Excess Funds Released to Depositor                                          $0
      Total Distributions from Collection Account                           $55,199,670


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   Excess Funds Released to the Depositor
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         Release from Reserve Account                                                $0
         Release from Collection Account                                             $0
      Total Excess Funds Released to the Depositor                                   $0

   Note Distribution Account
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      Amount Deposited from the Collection Account                          $53,995,355
      Interest Distribution to Noteholders                                   $4,354,098
      Principal Distribution to Noteholders                                 $49,641,257
      Amount Deposited from the Reserve Account                                      $0
      Amount Paid to Noteholders                                            $53,995,355

   Distributions
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      Interest Distributable Amount                                         Current Int        Per $1,000
      Class A-1 Notes                                                          $681,956             $2.53
      Class A-2 Notes                                                        $1,393,850             $3.05
      Class A-3 Notes                                                        $1,215,367             $3.37
      Class A-4 Notes                                                          $943,408             $3.57
      Class B Notes                                                            $119,518             $3.69

      Monthly Principal Distributable Amount                            Current Payment    Ending Balance   Per $1,000       Factor
      Class A-1 Notes                                                       $49,641,257      $220,119,645      $184.02       81.60%
      Class A-2 Notes                                                                $0      $457,000,000        $0.00      100.00%
      Class A-3 Notes                                                                $0      $361,000,000        $0.00      100.00%
      Class A-4 Notes                                                                $0      $264,507,000        $0.00      100.00%
      Class B Notes                                                                  $0       $32,375,000        $0.00      100.00%

   Carryover Shortfalls
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                                                                                Prior
                                                                           Period Carryover   Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                         $0                $0           $0
      Class A-2 Interest Carryover Shortfall                                         $0                $0           $0
      Class A-3 Interest Carryover Shortfall                                         $0                $0           $0
      Class A-4 Interest Carryover Shortfall                                         $0                $0           $0
      Class B Interest Carryover Shortfall                                           $0                $0           $0


   Receivables Data
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                                                                       Beginning Period         Ending Period
      Number of Contracts                                                        64,573            63,428
      Weighted Average Remaining Term                                             50.95             50.12
      Weighted Average Annual Percentage Rate                                     4.48%             4.46%

      Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
         Current                                                         $1,311,801,024            94.02%
         1-29 days                                                          $74,464,286             5.34%
         30-59 days                                                          $7,730,169             0.55%
         60-89 days                                                          $1,275,472             0.09%
         90-119 days                                                             $8,957             0.00%
         120+ days                                                                   $0             0.00%
         Total                                                           $1,395,279,908           100.00%
         Delinquent Receivables +30 days past due                            $9,014,598             0.65%


      Write-offs
         Gross Principal Write-Offs for Current Period                               $0
         Recoveries for Current Period                                               $0
         Net Write-Offs for Current Period                                           $0

         Cumulative Realized Losses                                                  $0


      Repossessions                                                       Dollar Amount             Units
         Beginning Period Repossessed Receivables Balance                      $132,841                 5
         Ending Period Repossessed Receivables Balance                         $743,355                28
         Principal Balance of 90+ Day Repossessed Vehicles                           $0                 0


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   Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                      $59,006,840
      Beginning Period Amount                                               $59,006,840
      Current Distribution Date Required Amount                             $56,928,869
      Current Period Release                                                 $2,077,971
      Ending Period Amount                                                  $56,928,869
      Next Distribution Date Required Amount                                $54,884,251

   Reserve Account
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      Beginning Period Required Amount                                       $7,194,411
      Beginning Period Amount                                                $7,194,411
      Net Investment Earnings                                                   $16,408
      Beginning Period Required Amount                                       $7,194,411
      Current Period Deposit Amount Due                                              $0
      Current Period Deposit Amount Paid From Collection Account                     $0
      Current Period Release to Note Distribution Account                            $0
      Ending Period Required Amount                                          $7,194,411
      Current Period Release to Depositor                                            $0
      Ending Period Amount                                                   $7,194,411


   Overcollateralization
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      Beginning Period Amount                                                $1,528,206
      Ending Period Target Credit Enhancement OC Amount                     $16,226,732
      Ending Period Amount                                                   $3,349,394
      Current Period Release                                                         $0

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